UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2017

SABRA HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman, Suite 550 Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

(888) 393-8248

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 15, 2017, Sabra Health Care REIT, Inc., a Maryland corporation (the “Company”), held a special meeting of the Company’s stockholders in Irvine, California (the “Special Meeting”). As of the close of business on June 29, 2017, the Company’s record date for the Special Meeting, there were a total of 65,423,864 shares of common stock, par value $0.01 per share, (the “Company common stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 56,813,009 shares of Company common stock were present or represented by proxy and, therefore, a quorum was established. The Company’s stockholders voted on the proposal, which was approved by the requisite vote of the Company’s stockholders. The final voting results for the proposal are set forth below.

Proposal 1: A proposal (the “Common Stock Issuance Proposal”) to approve the issuance of Company common stock in connection with the merger (the “Merger”) of Care Capital Properties, Inc., a Delaware corporation (“CCP”), with and into PR Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), with Merger Sub continuing as the surviving company in the Merger, pursuant to the Agreement and Plan of Merger, dated as of May 7, 2017, by and among the Company, CCP, Merger Sub, Care Capital Properties, LP, a Delaware limited partnership, and Sabra Health Care Limited Partnership, a Delaware limited partnership.

For	Against	Abstain
37,879,924	18,595,128	337,957

Proposal 2: A proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Common Stock Issuance Proposal if there are insufficient votes at the time of such adjournment to approve such proposal. Because the Common Stock Issuance Proposal was approved, no vote on the Adjournment Proposal was called.

The affirmative vote of a majority of the votes cast by holders of Company common stock outstanding and entitled to vote at the Special Meeting to approve the Common Stock Issuance Proposal satisfies one of the conditions to the closing of the Merger, which remains subject to other customary closing conditions.

Item 8.01 Other Events.

On August 15, 2017, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated August 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

Date: August 15, 2017		/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 15, 2017